RON BENDER (SBN 143364)
DANIEL H. REISS (SBN 150573)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone: (310) 229-1234
Facsimile: (310) 229-1244

Proposed Attorneys for Debtor
and Debtor in Possession

FILED
JUL 27 2005
CLERK U.S. BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
BY Deputy Clerk

ENTERED
JUL 27 2005
CLERK U.S. BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
BY Deputy Clerk

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In re	CASE NO. LA 05-24550-SB
AURA SYSTEMS, INC., a Delaware corporation,	Chapter 11
Debtor.	**SECOND INTERIM ORDER AUTHORIZING DEBTOR TO BORROW MONEY ON A SECURED BASIS PURSUANT TO BANKRUPTCY CODE SECTION 364(c)**
	DATE: July 27, 2005 TIME: 11:00 a.m. PLACE: Courtroom 1575 Roybal Federal Bldg. 255 E. Temple Street Los Angeles, CA 90012

ORIGINAL

A hearing was held on July 27, 2005, at 11:00 a.m., before the Honorable Samuel L. Bufford, United States Bankruptcy Judge, in Courtroom 1575 of the United States Bankruptcy Court, Central District of California, Los Angeles Division, located at 255 E. Temple Street, Los Angeles, California 90012, for the Court to consider final approval of the motion (the "Financing Motion") filed by Aura Systems, Inc., a Delaware corporation, the debtor and debtor in possession herein (the "Debtor"), for an order authorizing the Debtor to borrow money on a secured basis in accordance with the terms and conditions set forth in the Financing Term Sheet attached as Exhibit "A" to the Financing Motion (the "Financing Term Sheet"), in order for the Debtor to pay those expenses set forth in the budget attached as Exhibit "1" attached hereto (the "Budget"). Appearances were made at the hearing on the Financing Motion as set forth on the record of the Court.

The Court, having considered the Financing Motion and the pleadings filed by the Debtor in support of the Financing Motion, the withdrawal of the opposition filed by the Hayun Group to the Financing Motion as a result of the stipulation entered into between the Debtor, Aura Realty, Inc. and the Hayun Group (the "Hayun Group Stipulation"), and the request of the parties to treat the hearing on July 27, 2005 as a further interim hearing on the Financing Motion rather than as a final

hearing, and good cause appearing, the Court hereby orders as follows:

ORDER

1. **Authorization to Borrow and to Spend Money and Budgeting Use**. Pending a final hearing on the Financing Motion ("Final Hearing"), the Debtor may borrow the balance of funds from the Lender on the terms and conditions set forth in the Financing Term Sheet (as more identified in paragraph 2 below) and the other provisions of this Order only to pay those expenses contained in the Budget. The amount the Debtor may borrow from the Lender pending the Final Hearing may be increased as is necessary to enable the Debtor to pay any fees or costs owing by the Debtor to the Office of the United States Trustee or the Clerk of the Bankruptcy Court.

2. **Terms of the DIP Loan**.

The terms of the Loan shall be governed by the Financing Term Sheet executed by the Koyah Leverage Partners, L.P., Koyah Partners, L.P., Koyah Ventures, LLC, Raven Partners, L.P., Koyah Microcap Partners Master Fund, L.P., and Ezra Meyer (collectively, the "Intercreditor Lenders"), Blue Collar Films, Inc. ("Lender") and the Debtor, a copy of which is attached as Exhibit "A" to the Financing Motion, provided, however, that nothing in this Order address or impacts on any federal regulatory requirements with respect to the rights of the Lender

to acquire common stock of the Debtor through the conversion rights set forth in the Financing Term Sheet, which regulatory requirements would have to be satisfied separately.

3. **Financial Reporting**. The Debtor shall provide Lender and Intercreditor Lenders with all such financial and other information that they shall reasonably request. In addition, the Debtor shall serve Lender and Intercreditor Lenders as requested with copies of all financial information and pleadings filed with the Bankruptcy Court, and all other financial information and reports prepared by the Debtor in the ordinary course of its business, including any financial information required by the Bankruptcy Court or the Operating Guidelines and Reporting Requirements of the United States Trustee's Office.

4. **Books and Records**. The Lender and the Intercreditor Lenders shall have access to the Debtor's books, records, and documents during normal business hours and without interfering with the Debtor's operations, including without limitation the following: check registers (general disbursements, other disbursements), general ledgers, journal entries, payroll journals, cash activity reports, aged accounts receivable, aged accounts payable, bank reconciliations, canceled checks, bank debit and credit advices, bank statements, leases, contracts and loan agreements. The Lender and the Intercreditor Lenders shall be provided with an office at the Debtor's principal place of

business for their reasonable use in examining such books, records, and documents.

5. **Postpetition Collateral**. The post-petition liens granted to the Lender and the Intercreditor Lenders under this Order are automatically valid, perfected, enforceable, unavoidable, and effective as of the Petition Date, provided that the parties shall record or file appropriate documents under applicable non-bankruptcy law within 30 days following the entry of this Order by this Court. The Debtor must execute and deliver such documents as the Lender and the Intercreditor Lenders may reasonably request with respect to such post-petition liens if the Lender and the Intercreditor Lenders so desire, and, to the extent necessary to do so, the automatic stay of Bankruptcy Code § 362(a) is hereby deemed modified to permit the Lender and the Intercreditor Lenders to request, receive, file, or record any such financing statements, instruments, and documents.

6. **Authority for the Debtor's Action**. The Debtor is authorized and directed to perform all acts and to execute and comply with the terms of such other documents, instruments, and agreements necessary to implement and effectuate the terms and conditions of the Loan and this Order.

7. **No Waiver By Any Party**. This Order does not prejudice the right of the Lender and the Intercreditor Lenders to seek

relief from the automatic stay of Bankruptcy Code § 362, or any other relief in this case, including objections and claims relating to applications or motions for adequate protection, or the use, sale, or other disposition of cash collateral, any further request for financing, or any plan of reorganization. This Order is also without prejudice to the rights of any party, including the Debtor, to oppose any such relief requested by the Lender and the Intercreditor Lenders. Except as otherwise expressly set forth in this Order, this Order is not a waiver or modification of any of the rights of the Lender and the Intercreditor Lenders, and the Lender and the Intercreditor Lenders do not have any obligation or duty to any other entity to exercise any of their rights, remedies, claims, powers, benefits, and privileges. Delay in or failure to exercise any of their rights, remedies, claims, powers, benefits, or privileges does not constitute a waiver by the Lender and the Intercreditor, nor subject the Lender and the Intercreditor Lenders to any liability to any entity, and no other entity may rely upon any delay or failure or in any way seek to assert a defense to any obligation owing to the Lender and the Intercreditor Lenders based on any delay or failure.

8. **Modification**. The terms and conditions set forth in this Order may not be altered, modified or affected without the

prior written consent of the Debtor, the Lender and the Intercreditor Lenders and further order of the Court.

9. **Consent and Mutual Agreement**. Whenever any action may be taken under this Order upon the prior written consent of the Lender, the Intercreditor Lenders or both as required under the Financing Term Sheet, such action may be taken without any further notice or order of the Court. Any prior written consent or written agreement will be effective only if in a writing that is signed by the required party or parties after the date of execution of this Order.

10. **Binding Effect**. This Order is binding on and inures to the benefit of the Debtor, its estate, any representative of the Debtor or its estate, any trustee appointed in this case, whether under Chapter 11 or Chapter 7, any examiner with expanded or special powers to operate the Debtor's business appointed in this case, the Lender and the Intercreditor Lenders, and their respective successors and assigns.

11. **Final Hearing**. The Final Hearing for the Court to consider approval of the Financing Motion shall, in accordance with an order shortening time granted by the Court, be held on August 30, 2005, at 2:00 p.m. By August 15, 2005, the Debtor shall serve notice of the Final Hearing upon all creditors, all parties that have requested special notice in this case, the Office of the United States Trustee, and any other parties who

received notice of the Financing Motion. Any further pleadings to be filed by the Debtor in support of the Financing Motion (including any revisions to the Budget) must, by August 15, 2005, be filed with the Court and served upon the same parties who were served with the Financing Motion. Any opposition to final approval of the Financing Motion and any modifications to the Financing Motion and/or the Budget must, by August 23, 2005, be filed with the Court and served upon counsel to the Debtor. Any pleadings to be filed by the Debtor in reply to any such opposition must, by August 26, 2005, be filed with the Court and served upon counsel to the opposing party so that a courtesy copy is received by Court chambers and received by opposing counsel by no later than 4:00 p.m. In connection with the Final Hearing, there will be a final order of the Court (and possibly further definitive documentation), which will need to be approved and signed by the same parties who signed this Order. This Order is an interim order which will be superseded by a final financing order or further order of this Court.

IT IS SO ORDERED.

Dated: July 27, 2005

HONORABLE SAMUEL L. BUFFORD
UNITED STATES BANKRUPTCY JUDGE

Agreed and Approved:

INTERCREDITOR LENDERS

KOYAH LEVERAGE PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES LLC

By: ______________________
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

____

Agreed and Approved:

INTERCREDITOR LENDERS

KOYAH LEVERAGE PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES LLC

By: ______________________
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

____

LENDER

BLUE COLLAR FILMS, INC.

By: [signature]

Name: Gideon Margolis

Title: CFO

AURA SYSTEMS, INC.

By: ______________________

Name: Raymond Yu

Title: President

BUDGET FOR PERIOD FROM JUNE TO DECEMBER 2005
AURA SYSTEMS, INC.

EXPENSES	EMERGENCY	JULY	COMMENTS	AUGUST 2 Wk P/R	SEPTEMBER 3 Wk P/R	OCTOBER 2 Wk P/R	NOVEMBER 2 Wk P/R	DECEMBER 2 Wk P/R
Payroll								
June 10	$ 48,811		Prior Payroll	$ 170,000	$ 255,000	$ 170,000	$ 170,000	$ 170,000
June 24	$ 86,028							
July 8		$ 85,000						
July 22		$ 85,000						
Employee Expenses								
Accumulated Prior	$ 77,592		Existing employees and Contract Employees unpaid expenses, causing hardship to both employee and support of business Sales					
Insurance								
Medical - AETNA	$ 20,014	$ 22,000		$ 22,000	$ 20,000	$ 20,000	$ 20,000	$ 20,000
Insurance Life - AD&D	$ 925	$ 925		$ 925	$ 925	$ 925	$ 925	$ 925
State Comp.- W/Comp	$ 13,230	$ 7,400		$ 7,400	$ 7,400	$ 7,400	$ 7,400	$ 7,400
First Ins. Funding-Commercial	$ 5,500	$ 5,700		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
St. Pauls- Bldg & Auto	$ 11,134	$ -			$ 11,500	$ 11,500	$ 11,500	$ 11,500
D & O Insurance				$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Utilities, Phones & Taxes								
Estimated Totals	$ 15,108	$ 14,500		$ 14,500	$ 14,500	$ 14,500	$ 14,500	$ 14,500
Misc	$ 3,006	$ 3,000		$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000
Administrative Fees								
Franchise Tax Board	$ 400							
Business Personal Prop Tax				$ 10,096				
Trustee Fees		$ 5,000				$ 5,000		
ISO Compliance		$ 12,000						
Moving Expense				$ 25,000	$ 50,000	$ 25,000		
Rent/Mortgage Payment (ARI)								
June	$ -							
July		$ 41,122		$ 41,122	$ 41,122	$ 41,122	$ 41,122	$ 41,122
Sales								
Lobbyist		$ 8,000		$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
Travel Expenses		$ 15,000		$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000
Legal & Accountant & Prof Fees								
Bankruptcy Attorney		$ 100,000		$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000
Securities Attorney		$ 8,000		$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
Patent Attorney	$ 2,000			$ 3,500	$ 3,500	$ 3,500	$ 3,500	$ 3,500
Patent Maintenance Fees	$ 4,500	$ 3,800		$ 3,800	$ 3,800	$ 3,800	$ 3,800	$ 3,800
Special Corporate Attorney		$ 20,000		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
Litigation Attorney		$ 10,000		$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000
Intercreditors Lenders Atty		$ 50,000						
Creditors Committee Atty		$ 25,000		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
Tax Accountants	$ 7,000		File prior year tax returns (overdue)- Need this to file 2003					
Accountants			Public company expenses					
Engineering - Design & Dev		$ 8,000		$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
Manufacturing								
Materials	$ 60,000	$ 90,000	Should result in receivables starting in August - typical 50% GM	$ 90,000	$ 90,000	$ 90,000	$ 90,000	$ 90,000
Freight	$ 10,209	$ 5,500	DHL Freight Vendor is the only freight forwarding Vendor that will work with us-pre-BK debt	$ 5,500	$ 5,500	$ 5,500	$ 5,500	$ 5,500
EXPENSES TOTAL	$ 366,451	$ 624,947		$ 495,843	$ 605,247	$ 500,247	$ 470,247	$ 470,247
A/R COLLECTIONS								
June 27 to July 1	$ 28,043							
July 4 to July 8		$ 25,946						
July 11 to July 15		$ 25,533						
July 18 to July 22		$ 26,382						
July 25 to July 29		$ 610						
AR TOTAL	$ 28,043	$ 78,473		$ 180,000	$ 180,000	$ 180,000	$ 180,000	$ 180,000
NET CASH REQUIRED	$ 337,408	$ 546,474		$ 315,843	$ 425,247	$ 320,247	$ 290,247	$ 290,247
TOTAL CASH REQUIRED	$ 337,408	$ 883,882		$ 1,199,725	$ 1,624,972	$ 1,945,219	$ 2,235,466	$ 2,525,713

EXHIBIT 1